Government Bonds, Long-Term Notes Receivable And Other Assets - Summary of Other Assets (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 MXN ($)
Disclosure Of Notes Receivable Government Bonds And Other Long Term Assets [Abstract]
Payments in advance		$ 5,907,464	$ 26,515,825
Other		3,353,985	2,565,824
Insurance		1,352,643	1,621,076
Total other assets	$ 627,236	$ 10,614,092	$ 30,702,725